UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025 (December 15, 2025)

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Spirit Aviation Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35186	33-3711797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Radiant Drive
Dania Beach, Florida 33004
(Address of principal executive offices, including zip code)

(954) 447-7920
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on August 29, 2025, Spirit Aviation Holdings, Inc. (the “Company”) and certain of its controlled affiliates (such affiliates, together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under Case No. 25-11897 (SHL). Each Debtor continues to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 1.01. Entry into a Material Definitive Agreement

Amendment to DIP Credit Agreement

In connection with the Chapter 11 Cases, on October 31, 2025, the Bankruptcy Court entered a final order (as amended, supplemented, or otherwise modified from time to time, the “Final DIP Order”) approving Spirit Airlines, LLC, as borrower (the “DIP Borrower”), and certain subsidiaries of the Company from time to time party thereto as guarantors, entering into that certain Superpriority Priming Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), dated October 14, 2025, with the lenders from time to time party thereto (the “DIP Lenders”) and Wilmington Trust, National Association, as administrative agent and collateral agent (the “Agent”).

On December 15, 2025, the DIP Borrower, the Required DIP Lenders (as defined in the DIP Credit Agreement) and the Agent entered into Amendment No. 1 to the DIP Credit Agreement (the “DIP Credit Agreement Amendment”). The DIP Credit Agreement Amendment amends the DIP Credit Agreement to, among other things, (i) remove certain conditions to borrowing the $100,000,000 of new money term loans available to be drawn on December 13, 2025 (the “Third Draw New Money Term Loans”); (ii) require that the DIP Borrower and the guarantors maintain $50,000,000 of the proceeds from the Third Draw New Money Term Loans in certain encumbered accounts at all times prior to the date on which the DIP Borrower (x) delivers to the DIP Lenders at least one indication of interest with respect to a strategic transaction that is acceptable to the Required DIP Lenders in their sole discretion, (y) agrees upon the principal terms of an Acceptable Plan of Reorganization (as defined in the DIP Credit Agreement) or (z) delivers to the DIP Lenders at least one indication of interest with respect to exit financing that is acceptable to the Required DIP Lenders in their sole discretion; and (iii) require the DIP Borrower to deliver to the Agent daily reports showing cash and cash equivalents of the Debtors; (iv) require the DIP Borrower to deliver to the Agent weekly accounts receivable reports; and (y) reflects and incorporates modifications to be made to the Final DIP Order, including as described below. As of the date hereof, the DIP Borrower has delivered to the Agent a notice to borrow the full $100,000,000 principal amount of the Third Draw New Money Term Loans.

             Attached to the DIP Credit Agreement Amendment as Exhibit B was a copy of an amendment to the Final DIP Order (the “Final DIP Order Amendment”) reflecting modifications and clarifications to the Final DIP Order as agreed between the Debtors and the Required DIP Lenders.  The Final DIP Order will be amended to, among other things, (i) clarify the categories of claims that constitute “Administrative Claim Carve Out Claims” (as defined in the Final DIP Order); (ii) provide for a cap for certain Administrative Claim Carve Out Claims of $80,000,000; and (iii) incorporate funding mechanics with respect to certain Administrative Claim Carve Out Claims upon receipt of a Carve Out Trigger Notice (as defined in the Final DIP Order). The Debtors filed a copy of the Final DIP Order Amendment with the Bankruptcy Court on December 16, 2025. The Final DIP Order Amendment remains subject to approval by the Bankruptcy Court.

              The foregoing descriptions of the DIP Credit Agreement Amendment and Final DIP Order Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the DIP Credit Agreement Amendment and Final DIP Order Amendment, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the DIP Credit Agreement Amendment included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Press Release

On December 15, 2025, Spirit issued a press release announcing the DIP Credit Agreement Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01, including in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K (including any exhibit hereto or any information included herein or therein) shall not be deemed an admission to the materiality of any information in this Item 7.01 that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to operating in the normal course, statements regarding the Company's proposed transformation plan, the Chapter 11 process. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of Chapter 11; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity (including the availability of operating capital during the pendency of Chapter 11); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; objections to the Company’s restructuring process or other pleadings filed that could protract Chapter 11; risks associated with Company proposed transformation plan; risks associated with third-party motions in Chapter 11; Court rulings in the Chapter 11 and the outcome of Chapter 11 in general; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; risks associated with the trading of Company common stock in over-the-counter markets, the impact of litigation and regulatory proceedings; and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2025, June 30, 2025 and September 30, 2025. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Cautionary Note Regarding the Chapter 11 Case

The Company cautions that trading in the Common Stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Case. The Company expects that holders of the Common Stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to Superpriority Secured Debtor-in-Possession Term Loan Credit Agreement, dated December 15, 2025, among Spirit Airlines, LLC, Wilmington Trust, National Association, as administrative agent and collateral agent, and the lenders from time to time party thereto.

99.1	Press Release, dated as of December 15, 2025, issued by Spirit Aviation Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2025

SPIRIT AVIATION HOLDINGS, INC.

By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Executive Vice President and General Counsel